PIMCO Funds

Supplement dated December 31, 2012 to the

Statement of Additional Information dated July 31, 2012,

as supplemented from time to time (the “SAI”)

Disclosure Related to the Commodity Exchange Act

Effective January 1, 2013, the fifth paragraph in the “Investment Objectives and Policies – Derivative Instruments – Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

Certain Funds claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to these Funds. Additionally, Funds operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. PIMCO is not currently deemed to be a CPO with respect to its service as investment adviser to these Funds.

In 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain rule amendments that significantly affected the exemptions that were available to each of the Funds and Subsidiaries. Effective January 1, 2013, certain Funds and Subsidiaries, as well as PIMCO, operate subject to CFTC regulation because of these changes. The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.

To the extent any Funds become no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. The table below identifies which Funds and Subsidiaries are currently subject to CFTC regulation:

Funds and Subsidiaries Subject to CFTC Regulation

PIMCO CommoditiesPLUS® Short Strategy Fund and its Subsidiary

PIMCO CommoditiesPLUS® Strategy Fund and its Subsidiary

PIMCO CommodityRealReturn Strategy Fund®

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS® TR Fund

PIMCO Inflation Response Multi-Asset Fund and its Subsidiary

PIMCO International Fundamental IndexPLUS® TR Strategy Fund

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage TR Strategy Fund

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP_123112